Rydex ETF Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX ETF TRUST

Guggenheim Domestic Equal Weight ETFs
Guggenheim MSCI Emerging Markets Equal Country Weight ETF
Guggenheim S&P Equal Weight Sector ETFs
Guggenheim Russell Top 50® Mega Cap ETF
Guggenheim S&P Pure Style ETFs
(each, a “Fund” and, collectively, the “Funds”)

Supplement dated June 3, 2015 to the Rydex ETF Trust Prospectuses (each, a “Prospectus” and together, the “Prospectuses”) dated February 28, 2015.

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

•	Effective immediately, the information under “Portfolio Managers” in each Fund’s Fund Summary section of the Prospectuses is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since it was founded in 1993.

•	James R. King, CFA, Portfolio Manager. With the exception of the period from March 15, 2008 to January 18, 2011, Mr. King has been associated with the Advisor since 1996.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

•	Effective immediately, the information under “Portfolio Management” in the “Management of the Funds” section of each Prospectus is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the following three individuals are jointly and primarily responsible for the management of the Funds.

Michael P. Byrum, CFA, Senior Vice President-Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. King and Harder. He has been associated with the Advisor since it was founded in 1993. During this time, he has played a key role in the development of the firm’s investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the Rydex NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500® Strategy and Inverse NASDAQ 100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

James R. King, CFA, Portfolio Manager-Mr. King rejoined the Advisor in 2011 as the lead portfolio manager for exchange-traded products. In the interval between 2008 and 2011, he served as special consultant to a pair of hedge funds ventures, one focused on long-short equity and the other on market neutral statistical arbitrage. Prior to that, he served at the Advisor in a variety of roles ranging from shareholder services representative to portfolio manager and director of trading. At the time of his departure in 2008, he was director of portfolio management, overseeing a suite of trader-friendly mutual funds with nearly $15 billion in assets. Mr. King holds a bachelor’s degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst® designation. He has been quoted in several publications such as The Wall Street Journal, Reuters and BusinessWeek. He has also been a speaker at several industry events, discussing ETFs, trading strategies, index construction, and trader-friendly mutual funds.

Ryan A. Harder, CFA, Portfolio Manager-Mr. Harder is involved in the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Rydex Domestic Equity, Rydex International Equity, Rydex Fixed Income, and Guggenheim Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

Please retain this supplement for future reference.

RDXETF-PRO-SUP-0615x0216

Rydex ETF Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX ETF TRUST

Guggenheim Domestic Equal Weight ETFs
Guggenheim MSCI Emerging Markets Equal Country Weight ETF
Guggenheim S&P Equal Weight Sector ETFs
Guggenheim Russell Top 50® Mega Cap ETF
Guggenheim S&P Pure Style ETFs
(collectively, the “Funds”)

Supplement dated June 3, 2015 to the Rydex ETF Trust Statement of Additional Information (the “SAI”) dated February 28, 2015.

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective immediately, the information under “Other Accounts Managed by Portfolio Managers” and “Fund Shares Owned by Portfolio Managers” in the “Management of the Trust - Portfolio Managers” sections of the Funds’ SAI is deleted in its entirety and replaced with the following:

Other Accounts Managed by Portfolio Managers. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Companies*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Byrum	174	$33,829.2	1	$56.7	0	$0
James King	65	$26,886.4	0	$0	0	$0
Ryan Harder	133	$23,194.0	0	$0	0	$0

* Information provided is as of October 31, 2014. None of the accounts managed by the portfolio managers are subject to performance based advisory fees.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of each Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. With the exception of those Funds listed below, none of the portfolio managers beneficially owned shares of the Funds as of October 31, 2014.

Portfolio Manager	Fund Name	Dollar Range of Fund Shares
Michael Byrum	Guggenheim Russell MidCap® Equal Weight ETF	$10,001 - $50,000
	Guggenheim S&P 500® Equal Weight ETF	$100,001 - $500,000
James King	Guggenheim S&P 500® Pure Value ETF	$50,001 - $100,000
	Guggenheim S&P 500® Pure Growth ETF	$50,001 - $100,000
Ryan Harder	None	None

Please retain this supplement for future reference.

RDXETF-SAI-SUP-0615x0216